                                                         EXHIBIT 10.11.I; PAGE 1

                               WARRANT NO. A-3010

         THIS WARRANT, AND THE COMMON STOCK ISSUABLE UPON ITS EXERCISE, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED, DISPOSED OF OR OFFERED FOR SALE, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THAT ACT COVERING THIS WARRANT AND/OR THE COMMON STOCK ISSUABLE UPON ITS EXERCISE, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO HOH WATER TECHNOLOGY CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                        --------------------------------
                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                        HOH WATER TECHNOLOGY CORPORATION
                        --------------------------------

         This is to Certify that, FOR VALUE RECEIVED, FLOYD H. PANNING, or assigns, ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from HOH WATER TECHNOLOGY CORPORATION, a California corporation ("Company"), Ten Thousand (10,000) fully paid, validly issued and nonassessable shares of Common Stock, $0.01 par value, of the Company ("Common Stock") at any time or from time to time during the period from the date hereof until 5:00 P.M. Los Angeles City Time on August 14, 2007 (the "Exercise Period") at an initial exercise price equal to $0.375 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

                  (A) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time during the Exercise Period, and during the Exercise Period the Holder shall have the right to exercise this Warrant into the kind and amount of shares of stock and other securities and property (including cash) receivable by a holder of the number of shares of Common Stock into which this Warrant might have been exercisable immediately prior thereto. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new

                                                         EXHIBIT 10.11.I; PAGE 2

Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

         (B) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

         (C) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

                  (1) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

                  (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company or, if higher, $0.01 per share.

         (D) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant I the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt of the Company of evidence

                                                         EXHIBIT 10.11.I; PAGE 3

satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (E) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at low or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (F) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  (1) In case the Company shall (i) declare a dividend or make a contribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivisions, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                  (3) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of shares issuable upon exercise of each Warrant to be mailed to the Holders, at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certificate public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section F and a certificate signed by such firms shall be conclusive evidence of the correctness of such adjustment.

                  (4) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon

                                                         EXHIBIT 10.11.I; PAGE 4

exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (1) above.

                  (5) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

         (G) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section A and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

         (H) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if the capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (I) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the

                                                         EXHIBIT 10.11.I; PAGE 5

kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section I shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section F hereof.

         IN WITNESS THEREOF, the Company has caused this Warrant to be signed and attested by the Undersigned, being duly authorized, as of the date set forth on the first part hereof.

                                           HOH WATER TECHNOLOGY CORPORATION


                                           By  /S/  CATHERINE PATTERSON
                                               ---------------------------------
                                                    Catherine Patterson
                                                    Corporate Secretary

                                                         EXHIBIT 10.11.I; PAGE 6


                            PURCHASE FORM NO. A-3010
                            ------------------------

                                               Dated:____________________, 19___

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________________ shares of Common Stock and hereby makes payment of $____________________ in payment of the actual exercise price thereof.

      =====================================================================
                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------


Name ________________________________________________________________________
                  (Please typewrite or print in block letters)

Address _____________________________________________________________________


                                          -----------------------------------
                                              Signature of Warrant Holder

                                                         EXHIBIT 10.11.I; PAGE 7

                           ASSIGNMENT FORM NO. A-3010
                           --------------------------


FOR VALUE RECEIVED, _______________________________________________ (the
"Warrant Holder") hereby sells, assigns and transfers unto:

    Name          ______________________________________________________________
                      (Please typewrite or print in block letters)

    Address      _______________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of ____________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:_________________, 19___

                                             -----------------------------------
                                             Signature of Warrant Holder

                                                         EXHIBIT 10.11.J; PAGE 1

                                  FULL RECOURSE
                        TERM NOTE AND SECURITY AGREEMENT

$25,000.00                                                      SAN CLEMENTE, CA
                                                                 AUGUST 22, 1997

FLOYD H. PANNING, an individual, residing at 317 Calle Chueca, San Clemente, CA ("Buyer"), and ELECTROPURE, INC., a California corporation, with its principal office located at 23251 Vista Grande, Suite A, Laguna Hills, CA ("Seller"), agree as follows:

--------------------------------------------------------------------------------
                   SECTION 1: VALUE AND EFFECTIVE DATE OF NOTE
--------------------------------------------------------------------------------

1.1 VALUE   This Full Recourse Term Note and Security Agreement (the "Note" or
"Agreement") evidences indebtedness incurred by Buyer for the purchase from Seller, upon the exercise of options and warrants of 50,000 shares of the Common Stock of Electropure, Inc. (the "Shares") as of the Effective Date hereof. The total purchase price for such Shares equals Twenty Five Thousand Dollars ($25,000.00).

         The Value of this Note shall be the unpaid amount due Seller on the above purchase price in the sum of TWENTY FIVE THOUSAND DOLLARS ($25,000.00).

1.2 EFFECTIVE DATE   The Effective Date of this Note shall be August 22, 1997.

--------------------------------------------------------------------------------
                       SECTION 2: PAYMENTS AND PREPAYMENTS
--------------------------------------------------------------------------------

2.1 PAYMENTS   Subject to the terms of Section 4 hereof and subject to the terms of that certain Employment Agreement executed by and between the parties on or about August 5, 1997, Buyer hereby unconditionally and absolutely promises to pay to the Seller, upon presentation and surrender of this Note, the sum of TWENTY FIVE THOUSAND DOLLARS ($25,000.00), in lawful money of the United States, at such time as Seller has paid all deferred wages due Buyer pursuant to Paragraph 3(J) of said Employment Agreement (the "Maturity Date"), the terms of which are incorporated herein by reference. Accrued interest shall be paid on the Maturity Date in accordance with the terms set forth in Section 3 hereof.

All payments and prepayments shall be made in immediately available funds to Seller at 23251 Vista Grande, Suite A, Laguna Hills, CA 92653 or at such other location as Seller may designate from time to time.

2.2 OPTIONAL PREPAYMENT Buyer may, from time to time, upon at least three days' prior written notice to Seller, prepay this Note in whole or in part without premium or penalty, provided that any prepayment shall first be applied to interest accrued, if any, on unpaid amounts due Seller hereunder.

                                                         EXHIBIT 10.11.J; PAGE 2

--------------------------------------------------------------------------------
                               SECTION 3: INTEREST
--------------------------------------------------------------------------------

3.1 INTEREST The unpaid principal amount from time to time outstanding hereunder shall bear interest at the minimum interest rate permitted, as designated from time to time by the Internal Revenue Code.

3.2 BASIS OF COMPUTATION Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days, including the date the payment of the Note is due and excluding the date Payment of the Note, or any portion thereof, is paid.

--------------------------------------------------------------------------------
                              SECTION 4: COLLATERAL
--------------------------------------------------------------------------------

4.1    GRANT OF SECURITY INTEREST

       (A) COLLATERAL   As security for this Note, Buyer hereby grants to Seller
a continuing security interest in, lien on, and right of set-off against, all of the 50,000 Shares described in Section 1.1 hereof, hereinafter referred to as the "Collateral".

       (B) GENERAL PROVISIONS REGARDING COLLATERAL   This Note shall be secured
by all of the Collateral, and this Note, on the Effective Date hereof, shall constitute the grant of a security interest in such Collateral. Seller may exchange, waive, or release any of the Collateral and Seller agrees that the grant of such security interest shall in no way encumber Buyer from selling the Collateral; provided, however, that any sale of the Collateral by Buyer shall accelerate the Maturity Date of this Note and all principal and interest accrued thereon shall immediately become due and payable to Seller. Following the occurrence of any Default or Event of Default which has not been cured by Buyer in accordance with the provisions set forth in Section 6.3 hereof (an "Uncured Default") Seller may:

          (1) Apply Collateral and direct the order or manner of sale thereof as he may determine; and

          (2) Settle, compromise, collect, or otherwise liquidate the Collateral in any manner, all without affecting Seller's right to take any other action with respect to collection of this Note.

4.2 PERFECTION AND PROTECTION OF SECURITY INTEREST Buyer shall, at his expense, promptly perform all steps requested by Seller at any time to perfect, maintain, protect, and enforce the liens and security interest granted to Seller hereunder ("Seller's Liens") including, without limitation: (a) executing and filing financing or continuation statements and amendments thereof, in form and substance satisfactory to Seller; (b) delivering to Seller the originals of all instruments, documents, and chattel paper, and all other Collateral of which Seller determines he should have physical possession in order to perfect and protect Seller's security

                                                         EXHIBIT 10.11.J; PAGE 3

interest therein, duly endorsed or assigned to Seller without restriction; (c) placing notations on such of Buyer's books of account to disclose Seller's security interest; and (d) taking such other steps as are deemed necessary or desirable by Seller to maintain and protect Seller's Liens. To the extent permitted by applicable law, Seller may file, without the applicable signature of Buyer, one or more financing statements disclosing Seller's Liens. Buyer agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Buyer shall, if requested, provide Seller with an executed UCC-1 Financing Statement in recordable form.

4.3. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL   Buyer represents and
warrants to Seller and agrees with Seller that: (a) at the time of execution of this Full Recourse Term Note and Security Agreement, all of such Collateral is owned by Buyer free and clear and is not subject to any prior Lien; (b) Buyer will use, store and maintain the Collateral with all reasonable care and will use the Collateral for lawful purposes only; and (c) Buyer will not, without Seller's prior written approval, sell, or dispose of or permit the sale or disposition of any Collateral.

4.4 ACCESS AND EXAMINATION   Seller may at all reasonable times, upon notice to
Buyer, (and at any time when a Default or Event of Default exists) have access to, examine, audit, make extracts from or copies of and inspect any or all of Buyer's records, files, and books of account pertaining to the Collateral.

4.5 SELLER'S RIGHT (NOT DUTY) TO CURE BUYER'S DEFAULT(S)   Seller may, in his
discretion and at any time, for Buyer's account and at Buyer's expense, remedy or cure any Uncured Default, pay any amount, reserve, protect, maintain or enforce Buyer's rights in and to the Collateral or Seller's Liens therein which Buyer fails to pay or do, including, without limitation, payment of any other Lien upon or with respect to the Collateral. All payments that Seller makes under this section and all out-of-pocket costs and expenses, including without limitation Seller's reasonable attorneys' fees and expenses, that Seller pays or incurs in connection with any action taken by him hereunder shall be charged as Additional Value under this Full Recourse Term Note and Security Agreement. Any payment made or other action taken by Seller under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

4.6 POWER OF ATTORNEY   Buyer hereby appoints Seller and Seller's designees as
Buyer's attorney-in-fact, with power WHEN AN UNCURED DEFAULT EXISTS: (a) to endorse Buyer's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into Seller's possession with regard to the Collateral; (b) to notify the post office authorities, when an Uncured Default exists and only with regard to the Collateral, to change the address for delivery of Buyer's mail to an address designated by Seller and to receive, open and dispose of all mail addressed to Buyer; and (c) to do all things necessary to carry out this Agreement; PROVIDED, HOWEVER, THAT SUCH POWER OF ATTORNEY SHALL ONLY BE EFFECTIVE UPON THE EXISTENCE OF AN UNCURED DEFAULT. Subject to that restriction only, Buyer ratifies and approves all acts of such attorney. Neither Seller, his attorneys, nor their agents will be liable for

                                                         EXHIBIT 10.11.J; PAGE 4

any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until this Note has been fully satisfied and terminated.

4.7 SELLER'S RIGHTS, DUTIES AND LIABILITIES Buyer assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. Neither the Seller, nor any of his agents shall be liable or responsible in any way for the safekeeping of any of the Collateral, or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act of default of any other person whomsoever, all of which shall be at Buyer's sole risk; PROVIDED, HOWEVER, that Seller shall be responsible for the safekeeping of Collateral consisting of certificates representing Shares of capital stock pledged and delivered to Seller by Buyer. This Full Recourse Term Note and Security Agreement shall not be affected by any failure of Seller to take any steps to perfect Seller's Liens or to collect or realize upon the Collateral, nor shall loss of or diminution in the value of the Collateral release Buyer from its liability under this Full Recourse Term Note and Security Agreement. Seller may, UPON THE EVENT OF AN UNCURED DEFAULT, without notice to or consent from Buyer, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Buyer for this Full Recourse Term Note and Security Agreement or under this Agreement.

--------------------------------------------------------------------------------
                    SECTION 5: REPRESENTATIONS AND WARRANTIES
--------------------------------------------------------------------------------

5.1 PERSONAL OBLIGATION   It is expressly understood that this Note is solely a
personal obligation of Buyer.

5.2 LIENS At the time of execution of this Full Recourse Term Note and Security Agreement, none of the Collateral is subject to any mortgage, pledge, title retention lien, or other lien, encumbrance or security interest.

--------------------------------------------------------------------------------
                               SECTION 6: DEFAULT
--------------------------------------------------------------------------------

6.1 EVENTS OF DEFAULT Each of the following occurrences is hereby defined as an "Event of Default":

     (A) Buyer shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due; or

     (B) Buyer files a voluntary petition in bankruptcy or makes an assignment for the benefit of creditors, or Buyer consents to the appointment of a trustee or receiver; or

                                                         EXHIBIT 10.11.J; PAGE 5

     (C) A trustee or receiver is appointed for Buyer's properties and the appointment is not dismissed or stayed within sixty (60) days thereafter; or

     (D) Buyer shall fail to comply with any provision of this Agreement, which failure does not otherwise constitute an Event of Default, and such failure shall continue for thirty days after notice thereof to Buyer by Seller or any other holder of this Full Recourse Term Note and Security Agreement.

6.2 NOTICE OF DEFAULT   Immediately upon learning of the occurrence of any Event
of Default, Buyer shall provide Seller with written notice describing the same and the steps being taken by Buyer affected in respect thereof.

6.3 CURE OF DEFAULT Upon the occurrence of any Event of Default(s), Buyer shall have thirty (30) days from the date Notice thereof is received by Buyer within which to effect a cure of such Default(s).

6.4 WAIVER OF DEFAULT   Seller may, in his sole and absolute discretion, by
written notice to Buyer, at any time and from time to time, waive any Event of Default, which shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, Seller and Buyer shall be restored to their former positions and rights hereunder and under the Note, respectively, and any Event of Default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to or impair any right consequent thereon or to any subsequent or other Event of Default.

6.5 SECURITIES ACT OF 1933   Buyer and Seller both recognize that, by reason of
certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, the Seller may be compelled, with respect to any sale of all or any part of the Collateral conducted without prior registration or qualification of such Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Buyer and Seller both acknowledge that any such private sales may be at prices and on terms less favorable to the Seller than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, Buyer agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Seller shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws.

--------------------------------------------------------------------------------
                            SECTION 7: MISCELLANEOUS
--------------------------------------------------------------------------------

7.1 NOTICES All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been given or made

                                                         EXHIBIT 10.11.J; PAGE 6

upon personal delivery or, if mailed by registered or certified mail, postage prepaid, on the third day following deposition in a United States mail receptacle:

         (A)      If to Seller to:          Electropure, Inc.
                                            23251 Vista Grande, Suite A
                                            Laguna Hills, CA  92653

         (B)      If to Buyer to:           Floyd H. Panning
                                            317 Calle Chueca
                                            San Clemente, CA 92673

or to such other address as may be hereafter designated in writing by the respective parties hereto.

7.2 NONWAIVER; CUMULATIVE REMEDIES   No failure to exercise, and no delay in
exercising, on the part of Seller or Buyer, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege by such party. The rights and remedies of Seller and Buyer, respectively, herein provided are cumulative and not exclusive of any rights or remedies provided by law.

7.3 SURVIVAL OF AGREEMENTS   All agreements, representations and warranties made
herein shall survive the delivery of this Note.

7.4 SUCCESSORS   This Agreement shall, upon execution and delivery by Buyer, and acceptance by Seller, become effective and shall be binding upon and inure to the benefit of Seller, Buyer and their respective successors and assigns. Except as otherwise provided herein, Buyer may not transfer or assign any of its rights to interest hereunder without the prior written consent of Seller. Furthermore, Seller agrees that he shall not sell or assign any of his rights or obligations hereunder to any third party without the prior written consent of Buyer, which consent shall not be unreasonably withheld.

7.5 CAPTIONS   Captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. References herein to Sections or provisions without reference to the document in which they are contained are references to this Agreement.

7.6 SINGULAR AND PLURAL   Unless the context requires otherwise, wherever used
herein the singular shall include the plural and vice versa, and the use of one gender shall also denote the others where applicable.

7.7 CONSTRUCTION   This Agreement and any document or instrument executed in
connection herewith shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

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

                                                         EXHIBIT 10.11.J; PAGE 7

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

"SELLER"                                             "BUYER"

ELECTROPURE, INC.

By   /S/ CATHERINE PATTERSON                By   /S/ FLOYD H. PANNING
   --------------------------------            ---------------------------------
       CATHERINE PATTERSON                           FLOYD H. PANNING
       Chief Financial Officer


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